UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 27, 2015

DIVERSIFIED RESOURCES. INC.
(Exact name of registrant as specified in its charter)

Nevada	333-175183	98-0687026
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1789 W. Littleton Blvd.
Littleton, CO 80120
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (303) 797-5417

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors

On January 27, 2017, (the “Dismissal Date”) Diversified Resources, Inc. (the “Company”), as a result of the acquisition of substantially all of the assets and business of its previous registered independent public accounting firm, Kingery & Crouse PA (“Kingery”), by Frazier & Deeter, LLC (“Frazier & Deeter”), dismissed Kingery as its registered independent public accounting firm and engaged Frazier & Deeter. The decision to dismiss Kingery was approved by the of the Company’s Board of Directors . The report of Kingery on the Company’s financial statements for the year ended October 31, 2013, did not contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report contained a going concern paragraph.

Through the period covered by the audit of the Company’s financial statements for the year ended October 31, 2013, as well as during the subsequent interim period through the Dismissal Date, there have been no disagreements with Kingery on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kingery would have caused it to make reference thereto in their report on the financial statements. During the year ended October 31, 2013, and during the subsequent interim period through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company provided a copy of the foregoing disclosures to Kingery prior to the date of the filing of this Current Report on Form 8-K and requested that Kingery furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Auditors

On January 27, 2015, the the Company’s board of directors approved the appointment of Frazier & Deeter as its new registered independent public accountant and the Company formally engaged Frazier & Deeter as the Company’s independent public accountant on January 27, 2015.

During the year ended October 31, 2013, and during the subsequent interim period through the date of this Current Report on Form 8-K, the Company did not consult with Frazier & Deeter regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Frazier & Deeter, in either case where written or oral advice provided by Frazier & Deeter would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between the Company and the Company’s former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01   Financial Statements and Exhibits

(d)
Exhibit No.	Description

16.1	Letter from Kingery & Crouse, P.A., dated January 27, 2015, regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2015	DIVERSIFIED RESOURCES, INC.

	By:	/s/ Paul Laird
Paul Laird, Chief Executive Officer